Commitments and Contingencies - Maximum Contracted Future Annual Charter Hire Receivable Before Allowance for Any Off-Hire Periods (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Schedule Of Commitments And Contingencies [Line Items]
2013	$ 138,781
2014	135,952
2015	135,952
2016	135,013
2017	107,811
Thereafter	395,731
Total Operating leases	$ 1,049,240